UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 26, 2015

REALPAGE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34846	75-2788861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4000 International Parkway
Carrollton, Texas 75007
(Address of principal executive offices, including zip code)
(972) 820-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 26, 2015, RealPage, Inc. (the “Company”) published an IR Fact Sheet on the Investor Relations section of the Company’s website located at http://investor.realpage.com/. A copy of the IR Fact Sheet is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information furnished by this Current Report on Form 8-K under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
99.1	RealPage, Inc. IR Fact Sheet dated February 26, 2015.

Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing under the Securities of Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ Stephen T. Winn
Stephen T. Winn Chief Executive Officer and President
Date: February 26, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	RealPage, Inc. IR Fact Sheet dated February 26, 2015.